Financial Instruments (Tables)	6 Months Ended
Jun. 30, 2021
Fair Value Disclosures [Abstract]
Summary of Reconciliation Between pening And Closing Balances Of Financial Instruments Measured At Fair Value
The table below shows a reconciliation between the opening balance and the closing balance regarding to financial instruments measured at fair value at level 3 (see also note 9B to the Company’s annual financial statements) in the fair value hierarchy:

USD thousands
Opening balance January 1, 2021	7,731
Total loss recognized in profit and loss from revaluation of warrants	3,165
Conversion of warrants to redeemable convertible preferred shares	(10,896)

Closing balance June 30, 2021	—